UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): December 5, 2012

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Formerly Hanger Orthopedic Group, Inc.

10910 Domain Drive, Suite 300

Austin, Texas 78758

 (Address of principal executive offices (zip code))

512-777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.01        Completion of Acquisition or Disposition of Assets

On December 5, 2012, Hanger, Inc. issued a press release announcing recent acquisitions. A copy of the Registrant’s press release is furnished herewith as Exhibit 99.1 to this Current Report.

Item 9.01.                     Financial Statements and Exhibits

(d)                        Exhibits.

99.1 Press Release of Hanger, Inc., dated December 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/	George E. McHenry
George E. McHenry
Chief Financial Officer

Dated: December 6, 2012

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Hanger, Inc., dated December 5, 2012